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                                                                   Exhibit 10.4



                  SHAREHOLDERS REGISTRATION RIGHTS AGREEMENT

          SHAREHOLDERS REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 1998 (this "Agreement"), by and among ELGAR HOLDINGS, INC., a Delaware corporation ("Company"), and the Persons listed on the signature pages hereto (the "Shareholders").

          WHEREAS, the Board of Directors of the Company has effected a recapitalization of the Company pursuant to which, among other things, JFL-EEC Merger Sub. Co., a Delaware corporation ("MergerCo"), a wholly owned subsidiary of JFL-EEC LLC, a Delaware limited liability company, has merged with and into the Company, with the Company surviving such merger (the "Merger"), pursuant to which the Company assumed the liabilities and obligations of MergerCo;

          WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and the Shareholders that, in connection with the Merger, the Company provide the registration rights set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          1. DEFINITIONS. Unless otherwise defined herein, the following terms shall have the following meanings below:

          "COMMON STOCK" shall mean the common stock of the Company, $.01 par value per share, upon consummation of the Merger.

          "OTHER HOLDERS" shall mean Persons who are holders of record of equity securities of the Company who have valid contractual registration rights under the Warrantholders Registration Rights Agreement.

          "PERSON" shall mean an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), trust, joint stock company, joint venture, business trust or unincorporated organization, any governmental entity or any other entity of whatever nature.

          "REGISTRABLE SHARES" shall mean any shares of Common Stock which may be (i) held from time to time by the Shareholders or (ii) issued or distributed in respect of the Common Stock referred to in clause (i) above by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Share, such Registrable Share shall cease to be a Registrable Share when
     (i) it shall have been sold, transferred or otherwise disposed of or exchanged pursuant to a registration statement under the Securities Act or
     (ii) it shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

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         "WARRANTHOLDERS REGISTRATION RIGHTS AGREEMENT" shall mean that certain agreement dated as of February 4, 1998 entered into among certain holders of warrants to purchase Common Stock of the Company and the Company.

          2.   INCIDENTAL REGISTRATIONS.

               (a) RIGHT TO INCLUDE REGISTRABLE SHARES. After the completion of the initial public offering by the Company of its Common Stock, each time the Company shall determine to file a registration statement under the Securities Act in connection with the proposed offer and sale for cash of Common Stock (other than debt securities which are convertible into Common Stock and other than registration statements on Form S-4 or S-8) either by it or by any holders of its outstanding equity securities, the Company shall give prompt written notice of its determination to each Shareholder and of such Shareholder's rights under this Section 2, at least 20 days prior to the anticipated filing date of such registration statement. Upon the written request of each Shareholder made within 15 days after the receipt of any such notice from the Company, (which request shall specify the Registrable Shares intended to be disposed of by such Shareholder), the Company shall, subject to Section 2(b), effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Shareholders thereof, to the extent required to permit the disposition of the Registrable Shares so to be registered; PROVIDED, HOWEVER, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Shareholder of Registrable Shares and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (ii) if such registration involves an underwritten offering, all Shareholders of Registrable Shares requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification, as may be customary or appropriate in combined primary and secondary offerings (provided that no Shareholder shall be required to provide indemnification which is more expansive than the indemnification provided in Section 9(b) hereof and provided, further, that the representations and warranties provided by any Shareholder shall be limited to such matters as the authority of such Shareholder to sell its Registrable Shares, its title thereto and the absence of liens thereon). If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Shareholder of Registrable Shares requesting to be included in such registration may elect in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 2 shall relieve the Company of its obligations to effect one registration upon request under
Section 4 hereof.

               (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the number of securities which the Company, the Shareholders and any other Persons intend to include in such registration exceeds the largest


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number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company shall include in such registration: (i) FIRST, 100% of the securities the Company proposes to sell for its own account; and
(ii) SECOND, such number of Registrable Shares which the Shareholders have requested to be included in such registration and such number of securities which Other Holders have requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such number of Registrable Shares and securities of Other Holders to be included on a pro rata basis among all requesting Shareholders and Other Holders on the basis of the relative number of shares of Common Stock requested to be included in such registration by such Shareholders and Other Holders; and (iii) THIRD, to the extent that the number of securities which are to be included in such registration pursuant to clauses (i) and (ii), in the aggregate, is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities requested to be included in the offering for the account of any other Persons which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such number to be allocated pro rata among all holders of such other securities on the basis of the relative number of such other securities each other person has requested to be included in such registration.

          3. HOLDBACK AGREEMENTS. If any registration of Registrable Shares shall be effected in connection with an underwritten public offering, the Shareholders agree not to effect any public sale or distribution without the consent of the managing underwriter (except in connection with such public offering), of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the 120-day period (or such lesser period as the managing underwriter may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter of any such offering determines such action is necessary or desirable to effect such offering and if and to the extent that each director and executive officer of the Company so agrees; PROVIDED, HOWEVER, that each Shareholder has received the written notice required by Section 2(a) hereof.

          4.   REGISTRATION ON DEMAND.

               (a) DEMAND BY SHAREHOLDERS. At any time on or after the later of (i) February 3, 2003 and (ii) the one hundred and eighty-first (181st) day after completion of the initial public offering by the Company of its Common Stock, upon the written request by Shareholders of at least 66-2/3% of all Registrable Shares, that the Company effect the registration under the Securities Act of all or part of the Registrable Shares of such requesting party, and specifying the amount and intended method of disposition thereof, the Company shall promptly give notice of such requested registration to all other Shareholders and, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of: (i) the Registrable Shares which the Company has been so requested to register; and (ii) all other Registrable Shares which the Company has been requested to register by any other Shareholder by written request received by the Company within 15 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Shares); PROVIDED, HOWEVER, that the Company shall not be required to effect such

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registration unless the Registrable Shares requested to be so registered have an aggregate proposed offering price of not less than $5,000,000; and PROVIDED, FURTHER, HOWEVER, that the Company shall not be required to effect more than one registration pursuant to this Section 4(a) unless (X) all of the Registrable Shares that the Shareholders initially requesting registration pursuant to this Section 4(a) requested to be registered are not included in such registration statement or (Y) the Company is eligible to file on Form S-3, in which case the Shareholders shall be entitled to request an unlimited number of registrations pursuant to this Section 4(a) except that the Company shall not be required to effect such registration pursuant to this clause (Y) unless the Registrable Shares requested to be so registered have an aggregate proposed offering price of not less than $5,000,000 and no other registration statement on Form S-3 has been filed by the Company and been declared effective within the previous twelve months. Promptly after the expiration of the 15-day period referred to in clause (ii) above, the Company shall notify all Shareholders to be included in the registration of the other Shareholders participating in such registration and the number of Registrable Shares requested to be included therein. The Shareholders initially requesting a registration pursuant to this Section
4(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request; PROVIDED, HOWEVER, that if such revocation occurs after the date of the filing of such registration statement, then the Registration Expenses incurred by the Company in connection with the revoked request shall be payable by the Shareholders participating in such demand registration.

               (b) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 4 shall not be deemed to have been effected unless it has become effective under the Securities Act and has remained effective for 180 days or such shorter period as all the Registrable Shares included in such registration have actually been sold thereunder.

               (c) PRIORITY IN DEMAND REGISTRATIONS. If a demand registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Shares) exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price, acceptable to the Shareholders requesting such registration, at which such securities can be sold), then the Company will include in such registration (i) FIRST, 100% of the Registrable Shares requested to be registered pursuant to Section 4(a) (provided that if the number of Registrable Shares requested to be registered pursuant to
Section 4(a) exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Shares to be included in such registration by the Shareholders shall be allocated pro rata among such Shareholders on the basis of the relative number of Registrable Shares each Shareholder has requested to be included in such registration); and (ii) SECOND, to the extent that the number of Registrable Shares requested to be registered pursuant to Section 4(a) is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of shares of equity securities that, FIRST, the Company and, SECOND, Other Holders may request to be included in such registration.


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          5.   REGISTRATION PROCEDURES.

               (a) If and whenever the Company is required by the provisions of Sections 2 or 4 hereof to use its best efforts to effect or cause the registration of Registrable Shares, the Company shall as expeditiously as possible:

                    (i) prepare and, in any event within 60 days after the end of the period within which a request for registration may be given to the Company, file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective;

                   (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all the securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Shareholders thereof set forth in such registration statement; PROVIDED, that the Company shall notify each Shareholder of Registrable Shares covered by such registration statement of any stop order issued or threatened by the SEC, any other order suspending the use of any preliminary prospectus or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, and take all reasonable actions required to prevent the entry of such stop order, other order or suspension or to remove it if entered;

                  (iii) furnish to each Shareholder and each underwriter, if applicable, of Registrable Shares covered by such registration statement such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as each Shareholder of Registrable Shares covered by such registration statement may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Shareholder;

                   (iv) use its best efforts to register or qualify such Registrable Shares covered by such registration statement under the state securities or blue sky laws of such jurisdictions as each Shareholder of Registrable Shares covered by such registration statement and, if applicable, each underwriter, may reasonably request, and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Shareholder; PROVIDED, HOWEVER, that in connection therewith, the Company shall not be required to (A) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this clause (iv), (B) subject itself to taxation in any jurisdiction or (C) file a general consent to service of process in any such jurisdiction.

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                    (v)  use its best efforts to cause such Registrable
Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Shareholders thereof to consummate the disposition of such Registrable Shares;

                   (vi) if at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, immediately give written notice thereof to each Shareholder and the managing underwriter, if any, of such Registrable Shares and prepare and furnish to each such Shareholder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vii) use its best efforts to cause such Registrable Shares to be accepted for listing or quotation on any securities exchange or automated quotation system on which similar securities of the Company are then listed, and enter into customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and provide a transfer agent and registrar for such Registrable Shares covered by such registration statement not later than the effective date of such registration statement;

                 (viii) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as each Shareholder of Registrable Shares being sold or the underwriter, if any, reasonably requests in order to expedite or facilitate the disposition of such Registrable Shares, including customary indemnification and opinions;

                   (ix) to the extent reasonably requested by the Shareholders of at least 51% of the Registrable Shares being sold, or the underwriters, if any, use its best efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters;

                    (x) make available, at the Company's expense, for inspection by representatives of any Shareholder of Registrable Shares covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Shareholders or any such underwriter (collectively, the "SHAREHOLDER REPRESENTATIVES"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (excluding any such records and documents as are protected by attorney-client privilege or which the Company is prohibited from disclosing pursuant to the terms of any nondisclosure agreements to which the Company or any of its subsidiaries is a party; PROVIDED that, to the extent permitted under any such nondisclosure agreement, the Company shall disclose any information subject to such nondisclosure agreement upon execution and delivery by such Shareholder or Shareholder

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Representative of a confidentiality agreement for the benefit of the parties to such nondisclosure agreement);

                   (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder; and

                  (xii) notify counsel for the Shareholders of Registrable Shares included in such registration statement and the managing underwriter, if any, immediately, and confirm the notice in writing, (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed and (B) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information.

               (b) Each Shareholder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 5(a)(vi) hereof, such Shareholder shall forthwith discontinue disposition of such Registrable Shares covered by such registration statement or related prospectus until such Shareholder's receipt of the copies of the supplemental or amended prospectus contemplated by Section 5(a)(vi) hereof. In the event the Company shall give any such notice, the period mentioned in Section 5(a)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(vi) hereof and including the date when such Shareholder shall have received the copies of the supplemental or amended prospectus contemplated by Section 5(a)(vi) hereof. If for any other reason the effectiveness of any registration statement filed pursuant to Section 4 hereof is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 5(a)(ii) hereof so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such registration statement may be recommenced.

               (c) Each Shareholder hereby agrees to provide the Company, upon receipt of its request, with such information about such Shareholder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law. Each Shareholder further agrees to furnish to the Company in writing such information regarding the Shareholder and his, her or its proposed distribution of Registrable Shares as the Company may from time to time reasonably request.

          6. UNDERWRITTEN REGISTRATIONS. Subject to the provisions of Sections 2, 3 and 4 hereof, any of the Registrable Shares covered by a registration statement may be sold in an underwritten offering at the discretion of the Shareholder thereof. In the case of an underwritten

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offering pursuant to Section 2 or Section 4 hereof, the managing underwriter or underwriters that will administer the offering shall be selected by the Company, PROVIDED that such managing underwriter or underwriters is reasonably satisfactory to the Shareholders of a majority of the Registrable Shares to be registered.

          7.   SUSPENSION OF REGISTRATION REQUIREMENT.

               (a) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation to use its best efforts to cause a registration statement and any filings with any state securities authorities to become effective or to amend or supplement any such registration statement or filings shall be suspended during such period as circumstances exist (including, without limitation, pending negotiations relating to, or the consummation of, any transaction) which (i) would require additional disclosure of material information by the Company in such registration statement or filing which the Company has a bona fide business purpose for not disclosing in such registration statement or (ii) render the Company unable to comply with SEC requirements (any such circumstances hereinafter referred to as a "Suspension Event"); PROVIDED that any suspension as a result of a Suspension Event shall occur on not more than one occasion during any 365-day period and shall continue only for so long as such event or its effect is continuing and in no event shall any such suspension continue for more than 120 days. The Company shall use all commercially reasonable efforts to minimize the length of such suspension as a result of a Suspension Event. To the extent that any such suspension occurs during a period in which a registration statement has been filed pursuant hereto and remains effective, the time during which the Company shall be required to maintain the effectiveness of such registration statement shall be extended for the number of days during which such suspension continued.

               (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company shall not be required to cause a registration statement requested pursuant to Section 4(a) to become effective during the period beginning 30 days prior to the Company's good faith estimate of the date of filing of, and ending 180 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

               (c) The Company shall give the Shareholders written notice immediately upon the occurrence of any Suspension Event instructing such Shareholders to suspend sales of Registrable Shares as a result of such Suspension Event. The Shareholders agree that after receipt of such notice they will not effect any sales of Registrable Shares pursuant to any registration statement filed pursuant to this Agreement until such time as such Shareholders shall have received further notice from the Company that such sales may be recommenced, which notice shall be given by the Company not later than five days after the conclusion of any such Suspension Event.


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          8.   EXPENSES.

          (a) The fees, costs and expenses of all registrations in accordance with Sections 2 and 4 hereof shall be borne by the Company, subject to the provisions of Section 8(b) hereof.

               (b) The fees, costs and expenses of registration to be borne as provided in Section 8(a) hereof shall include, without limitation, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all SEC and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters, if any, or for the selling Shareholders in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for Registrable Shares and prospectuses), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance) (but in any event not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by such Shareholders) (collectively, "Registration Expenses").

          9.   INDEMNIFICATION.

               (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 4 hereof, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each of the Shareholders of any Registrable Shares covered by such registration statement, each affiliate of such Shareholder and their respective directors and officers (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Shareholder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld and including any expenses paid in connection with the enforcement of the indemnification rights contained herein) to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law, any other applicable law, foreign or domestic, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of

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any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such Shareholder furnished to the Company by such Shareholder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or any Indemnified Party and shall survive the transfer of such securities by such Shareholder.

               (b)  INDEMNIFICATION BY THE SHAREHOLDERS AND UNDERWRITERS.
The Company may require, as a condition to including any Registrable Shares in any registration statement filed in accordance with Sections 2 or 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Shareholders of such Registrable Shares or any underwriter to, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a) hereof) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Shareholder or such underwriter furnished to the Company by such Shareholder or such underwriter specifically for use in such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; PROVIDED that no such Shareholder shall be liable for any indemnity claims in excess of the amount of net proceeds received by such Shareholder from the sale of Registrable Shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Shareholders, or any of their respective affiliates, directors, officers or controlling Persons, and shall survive the transfer of such securities by such Shareholder.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 9, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the indemnified party shall have the right to employ counsel to represent the indemnified party and its respective controlling persons, directors, officers, general or limited partners, employees or agents who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against such indemnifying party under this Section 9 PROVIDED that the employment of such counsel shall be at the expense of the indemnified party, unless (i) the indemnifying party shall have agreed in writing to pay the expenses of such counsel, (ii) the indemnifying party shall not have promptly employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action or counsel or (iii) any indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party or its respective controlling persons, directors, officers, employees or agents which are in conflict with or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of one firm of separate counsel for the indemnified party (in addition to the reasonable fees and expenses of one firm serving as local counsel) shall be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               (d) CONTRIBUTION. If the indemnification provided for in this Section 9 shall for any reason be unavailable to any indemnified party under Section 9(a) or 9(b) hereof or is insufficient to hold it harmless in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party and indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the indemnified party and indemnifying party with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 9(d), no Shareholder of Registrable Shares shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Shareholder with respect to the sale of any such Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 9 (with appropriate modifications) shall be given by the Company and each Shareholder of Registrable Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

               (f) NON-EXCLUSIVITY. The obligations of the parties under this Section 9 shall be in addition to any liability which any party may otherwise have to any other party.

          10. ASSIGNABILITY. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Shareholder of any Registrable Shares, subject to the provisions contained herein. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the written consent of the Shareholders of a majority of the Registrable Shares.

          11. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communications shall be given in writing by either
(a) personal delivery to and receipted for by the addressee or by (b) telecopy or registered or certified mail which shall be addressed, in the case of the Company, to the Company c/o Elgar Electronics Corporation, 9250 Brown Deer Road, San Diego, CA 02121, facsimile (619) 458-0257, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York 10022, facsimile (212) 634-1155, attention of Mr. Donald Glickman, and in the case of Shareholders, to the address or addresses thereof appearing on the books of the Company or of the transfer agent and registrar for the Registrable Shares.

          All such notices and communications shall be deemed to have been duly given and effective: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt acknowledged, if telecopied.

          12. ARBITRATION. Any controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance or breach of this Agreement shall be determined, at the request of any party, by arbitration in a city mutually agreeable to the parties to such controversy, dispute or claim, or, failing such agreement, in New York, New York, before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association, and any judgment or award rendered by the arbitrator will be final, binding and unappealable and judgment may be entered by any state or Federal court having jurisdiction thereof. The pre-trial discovery procedures of the Federal Rules of Civil Procedure shall apply to any arbitration under this Section 12. Any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 12 shall be determined by the arbitrator. The arbitrator shall be a retired or former United States District Judge or other person acceptable to each of the parties, provided such individual has substantial professional experience with regard to corporate or partnership legal matters. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable.

          13. SEVERABILITY. If any provision of this Agreement or any portion thereof is finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed to be severed from this Agreement. Every other provision, and any portion of such an invalidated provision that is not invalidated by such a determination, shall remain in full force and effect.

          14. AMENDMENTS, WAIVERS. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Shareholders of at least a majority of the Registrable Shares.

          15. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          16. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein and understandings among the parties relating to the subject matter hereof. Any and all previous agreements and understandings between or among the parties hereto regarding the subject matter hereof are, whether written or oral, superseded by this Agreement.

          17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

          18. CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

          19. LIMITATION OF LIABILITY OF SHAREHOLDERS AND OFFICERS OF COMPANY. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF THE COMPANY'S SHAREHOLDERS (SOLELY AS A RESULT OF THEIR STATUS AS SHAREHOLDERS), DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS SECTION 19 SHALL NOT IN ANY WAY AFFECT OR LIMIT ANY RIGHTS OR OBLIGATIONS OF THE COMPANY OR ANY SHAREHOLDER UNDER THIS AGREEMENT.

          20. LIMITATION OF LIABILITY OF SHAREHOLDERS AND OFFICERS OF EACH SHAREHOLDER. ANY OBLIGATION OR LIABILITY WHATSOEVER OF ANY SHAREHOLDER WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED OUT OF THE SHAREHOLDER'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY

OF SUCH SHAREHOLDERS SHAREHOLDERS (SOLELY AS A RESULT OF THEIR STATUS AS SHAREHOLDERS), DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS SECTION 20 SHALL NOT IN ANY WAY AFFECT OR LIMIT ANY RIGHTS OR OBLIGATIONS OF THE COMPANY OR ANY SHAREHOLDER UNDER THIS AGREEMENT.

          21. GOVERNING LAW. This Agreement is made pursuant to and shall be construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.

                              ELGAR HOLDINGS, INC.

                              By: /s/ Donald Glickman
                                 --------------------------
                                   Name: Donald Glickman
                                   Title:  President

                              THE SHAREHOLDERS:

                              JFL-EEC LLC,
                               a Delaware limited liability company

                                 By: /s/ Donald Glickman
                                    --------------------------
                                      Name:  Donald Glickman
                                      Title:   Manager

                              CARLYLE-ELGAR INTERNATIONAL
                              PARTNERS, L.P.
                              By:  TC Group, L.L.C.,
                                   its General Partner

                              By:  TCG Holdings, L.L.C.,
                                   its Managing Member

                              By:  /s/ Daniel A. D'Aniello
                                   --------------------------
                                   Daniel A. D'Aniello
                                   Managing Director

                              CARLYLE-ELGAR PARTNERS, L.P.
                              By:  TC Group, L.L.C.,
                                   its General Partner

                              By:  TCG Holdings, L.L.C.,
                                   its Managing Member

                              By:  /s/ Daniel A. D'Aniello
                                   --------------------------
                                   Daniel A. D'Aniello
                                   Managing Director

                                   CARLYLE PARTNERS II, L.P.
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   CARLYLE PARTNERS III, L.P.
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   CARLYLE INTERNATIONAL PARTNERS II, L.P.
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                       -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   CARLYLE INTERNATIONAL PARTNERS III, L.P.
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   C/S INTERNATIONAL PARTNERS
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   SBC MASTER PENSION TRUST

                                   By:   /s/ Shannon Greene
                                         -----------------------------
                                   Name: Shannon Greene
                                         -----------------------------
                                   Title: Executive Vice President,
                                          McGahan Greene HcHugh Capital
                                          Management, LLC
                                         -----------------------------

                                   STATE STREET BANK AS TRUSTEE FOR
                                   THE CHAMPION INTERNATIONAL
                                   RETIREMENT TRUST

                                   By:   /s/ Scott Kennedy
                                         -----------------------------
                                   Name: Scott Kennedy
                                         -----------------------------
                                   Title: Assistant Secretary
                                         -----------------------------

                                   DELAWARE STATE EMPLOYEES'
                                   RETIREMENT FUND
                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   MELLON BANK, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP
                                   TRUST, (as directed by General Motors
                                   Investment Management Corporation), and
                                   not in its individual capacity

                                   By:   /s/ Bernadette Rist
                                         -----------------------------
                                   Name: Bernadette Rist
                                         -----------------------------
                                   Title: Authorized Signatory
                                         -----------------------------

                                   CALIFORNIA PUBLIC EMPLOYEES'
                                   RETIREMENT SYSTEM

                                   By:  TC Group, L.L.C.,
                                        its General Partner

                                   By:  TCG Holdings, L.L.C.,
                                        its Managing Member

                                   By:  /s/ Daniel A. D'Aniello
                                        -----------------------------
                                        Daniel A. D'Aniello
                                        Managing Director

                                   INDOSUEZ ELGAR PARTNERS LP
                                   By:  Indosuez CM II, Inc, its Managing
                                        General Partner

                                   By:   /s/ Michael Walsh
                                         -----------------------------
                                   Name: Michael Walsh
                                         -----------------------------
                                   Title: Vice President
                                         -----------------------------
                                   By:   /s/ Allen Gruenhut
                                         -----------------------------
                                   Name: Allen Gruenhut
                                         -----------------------------
                                   Title: Vice President
                                         -----------------------------

                                   RIT CAPITAL PARTNERS PLC

                                   By:   /s/ A. H. Bloom
                                         -----------------------------
                                   Name: A. H. Bloom
                                         -----------------------------
                                   Title: Authorized Signatory
                                         -----------------------------

                                   DURHAM ENTERPRISES LTD.

                                   By:   /s/ C. P. M. Harris
                                         -----------------------------
                                   Name: C. P. M. Harris
                                         -----------------------------
                                   Title: Director
                                         -----------------------------

                                   GFI PARTNERS L.L.C.

                                   By:   /s/ Ian Schapiro
                                         -----------------------------
                                   Name: Ian Schapiro
                                         -----------------------------
                                   Title: Chief Financial Officer
                                         -----------------------------

                                   GFI ONE L.L.C.

                                   By:   /s/ Ian Schapiro
                                         -----------------------------
                                   Name: Ian Schapiro
                                         -----------------------------
                                   Title: Chief Financial Officer
                                         -----------------------------

                                   /s/ Kenneth R. Kilpatrick
                                   -----------------------------------
                                   Kenneth R. Kilpatrick

                                   /s/ Ronald Garrett
                                   -----------------------------------
                                   Ronald Garrett

                                   /s/ Normand E. Precourt
                                   -----------------------------------
                                   Normand E. Precourt

                                   /s/ Christopher W. Kelford
                                   -----------------------------------
                                   Christopher W. Kelford

                                   /s/ Tom Erickson
                                   -----------------------------------
                                   Tom Erickson

                                   TOM ERICKSON I.R.A.

                                   By /s/ Dawn Phillips
                                      --------------------------------
                                      Name:   Dawn Phillips
                                      Title:  Assistant Vice President,
                                              Bank of Commerce

                                   /s/ Samuel A. Lewis
                                   -----------------------------------
                                   Samuel A. Lewis

                                   /s/ Raymond Daniel
                                   -----------------------------------
                                   Raymond Daniel

                                   /s/ Daniel E. Donati
                                   -----------------------------------
                                   Daniel E. Donati

                                   /s/ Grant A. Moore
                                   -----------------------------------
                                   Grant A. Moore